UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - July 28, 1999


                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                                              22-3297339
(State or other jurisdiction                                (I.R.S. Employer
incorporation of organization)                            Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                        07052-2989
         (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:                973) 669-7366
                                                    ----------------------------

Item 5. Other Events

          On July 28, 1999, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing its fourth quarter results.

          The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7. Financial Statements and Exhibits

         (c)  Exhibits


    Regulation                                         Sequential Page Number
    S-K Exhibit                                      Where Attached Exhibits Are
      Number                     Document              Located in this Form 8-K
      ------                     --------              ------------------------

               99.1             Press Release dated                         4
                                 July 28, 1999

                               SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PENNFED FINANCIAL SERVICES, INC.



Date: July 29, 1999                      By: /s/ Joseph L. LaMonica
                                             ----------------------
                                             Joseph L. LaMonica
                                             President and Chief
                                             Executive Officer